Fortuna Hedged Bitcoin Fund
Schedule of Investments
November 30, 2025 (Unaudited)

PURCHASED OPTIONS - 5.1% (a)	Notional Amount	Contracts	Value
Call Options - 4.5%
iShares Bitcoin Trust ETF (b)(c)
Expiration: 12/19/2025; Exercise Price: $52.00 (d)	$840,265	163	$34,230
Expiration: 12/19/2025; Exercise Price: $65.00 (d)	840,265	163	1,711
Total Call Options			35,941

Put Options - 0.6%
iShares Bitcoin Trust ETF, Expiration: 12/19/2025; Exercise Price: $43.00 (b)(c)(d)	840,265	163	4,890
TOTAL PURCHASED OPTIONS (Cost $122,012)			40,831

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 63.8%		Shares	Value
First American Treasury Obligations Fund - Class X, 3.91% (e)(f)		509,961	509,961
TOTAL MONEY MARKET FUNDS (Cost $509,961)			509,961

TOTAL INVESTMENTS - 68.9% (Cost $631,973)			550,792
Other Assets in Excess of Liabilities - 31.1%			248,500
TOTAL NET ASSETS - 100.0%			$799,292

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	The rate shown represents the 7-day annualized yield as of November 30, 2025.
(f)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Fortuna Hedged Bitcoin Fund
Schedule of Written Options
November 30, 2025 (Unaudited)

WRITTEN OPTIONS - (34.2)%	Notional Amount	Contracts	Value
Call Options - (6.5)%
iShares Bitcoin Trust ETF, Expiration: 12/19/2025; Exercise Price: $50.00 (a)(b)	$(840,265)	(163)	$(51,753)

Put Options - (27.7)%
iShares Bitcoin Trust ETF, Expiration: 12/19/2025; Exercise Price: $65.00 (a)(b)	(840,265)	(163)	(221,680)
TOTAL WRITTEN OPTIONS (Premiums received $144,456)			$(273,433)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Fortuna Hedged Bitcoin Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$40,831	$–	$40,831
Money Market Funds	509,961	–	–	509,961
Total Investments	$509,961	$40,831	$–	$550,792

Liabilities:
Investments:
Written Options	$–	$(273,433)	$–	$(273,433)
Total Investments	$–	$(273,433)	$–	$(273,433)

Refer to the Schedule of Investments for further disaggregation of investment categories.